THE PRUDENTIAL SERIES FUND

High Yield Bond Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

SP Prudential U.S. Emerging Growth Portfolio

SP Small-Cap Value Portfolio

Supplement dated November 23, 2015 to the

Prospectus dated August 14, 2015

This supplement should be read in conjunction with the Prospectus (the Prospectus) for The Prudential Series Fund (the Trust and the series thereof, the Portfolios) and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus.

The portfolio turnover rates in the Portfolio Turnover Section of the Summary Sections of the Prospectus for the Portfolios listed below are herby replaced as follows:

Portfolio	Turnover Rate
High Yield Bond Portfolio	48%
Jennison Portfolio	34%
Jennison 20/20 Focus Portfolio	97%
Small Capitalization Stock Portfolio	15%
Stock Index Portfolio	5%
Value Portfolio	37%
SP Prudential U.S. Emerging Growth Portfolio	45%
SP Small-Cap Value Portfolio	41%